Significant Accounting Policies	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Significant Accounting Policies
Significant Accounting Policies
(a) Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). Further, the consolidated financial statements give effect to the business combination and related transactions discussed above under the acquisition method of accounting and are treated as a reverse acquisition. Under the acquisition method of accounting, Midstream Holdings was the accounting acquirer in the transactions because its parent company, Devon, obtained control of the Partnership through the indirect control of the General Partner as a result of the business combination. Consequently, Midstream Holdings’ assets and liabilities retained their carrying values and are reflected in the balance sheet as of December 31, 2013 as the Predecessor. All financial results prior to March 7, 2014 reflect the historical operations of Midstream Holdings and its majority-owned subsidiaries and are reflected as Predecessor income on the statement of operations. Additionally, the Partnership’s assets acquired and liabilities assumed by Midstream Holdings in the business combination were recorded at their fair values measured as of the acquisition date, March 7, 2014. The excess of the purchase price over the estimated fair values of the Partnership’s net assets acquired was recorded as goodwill. Financial results subsequent to March 7, 2014 reflect the combined operations of Midstream Holdings and the Partnership and their majority-owned subsidiaries, which give effect to new contracts entered into with Devon and include the legacy Partnership assets. All significant intercompany transactions and balances have been eliminated. Certain assets were not contributed to Midstream Holdings from the Predecessor and the operations of such non contributed assets have been presented as discontinued operations. In conjunction with the business combination, Midstream Holdings became a non-taxable entity which was treated as a reorganization under common control with the removal of historical deferred taxes reflected through equity.
Prior year balances have been prepared from records maintained by Devon and may not be indicative of the actual results of operations that might have occurred if the Predecessor had been operated separately during the periods reported. Because a direct ownership relationship did not exist among the businesses comprising the Predecessor, the net investment in the Predecessor is shown as Predecessor equity, in lieu of owner’s equity, in the consolidated financial statements.
During the prior year reporting periods for the accompanying financial statements, Devon provided cash management services to the Predecessor through a centralized treasury system. As a result, all revenues covered by the centralized treasury system were deemed to have been received in cash by the Predecessor from Devon during the period in which the revenue was recorded in the financial statements. All charges and cost allocations covered by the centralized treasury system were deemed to have been paid in cash to Devon during the period in which the cost was recorded in the financial statements. The net effects of these amounts are reflected as net distributions to or contributions from Devon and non-controlling interests in the accompanying statements of equity. As a result of this accounting treatment, the Predecessor’s working capital does not reflect any affiliate accounts receivables or payables, except for amounts that pertain to planned cash transfers between the Predecessor and Devon affiliates.
(b) Management's Use of Estimates
The preparation of financial statements in accordance with US GAAP requires management of the Partnership to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from these estimates.
(c) Revenue Recognition
The Partnership recognizes revenue for sales or services at the time the natural gas, NGLs, condensate or crude oil are delivered or at the time the service is performed at a fixed or determinable price. The Partnership generally accrues one month of sales and the related natural gas, NGL, condensate and crude oil purchases and reverses these accruals when the sales and purchases are actually invoiced and recorded in the subsequent month. Actual results could differ from the accrual estimates. The Partnership's purchase and sale arrangements are generally reported in revenues and costs on a gross basis in the consolidated statement of operations in accordance with the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) 605-45-45-1. Except for fee based arrangements, the Partnership acts as the principal in these purchase and sale transactions, has the risk and reward of ownership as evidenced by title transfer, schedules the transportation and assumes credit risk. The Partnership accounts for taxes collected from customers attributable to revenue transactions and remitted to government authorities on a net basis (excluded from revenues).
(d) Gas Imbalance Accounting
Quantities of natural gas and NGLs over-delivered or under-delivered related to imbalance agreements are recorded monthly as receivables or payables using weighted average prices at the time of the imbalance. These imbalances are typically settled with deliveries of natural gas or NGLs. The Partnership had imbalance payables of $1.5 million at December 31, 2014, which approximate the fair value of these imbalances. The Partnership had imbalance receivables of $1.2 million at December 31, 2014, which are carried at the lower of cost or market value. There were no imbalance payables or receivables at December 31, 2013.
(e) Cash, Cash Equivalents and Supplemental Information
The Partnership considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.
For the year ended December 31, 2014, we had non-cash financing activities of $31.2 million related to the issuance of Partnership units for the E2 drop down assets.
(f) Income Taxes
Certain of the Partnership’s operations are subject to income taxes assessed by the federal and various state jurisdictions in the U.S. Additionally, certain of the Partnership’s operations are subject to tax assessed by the State of Texas that is computed based on modified gross margin as defined by the State of Texas. The Texas margin tax is presented as income tax expense in the accompanying statements of operations. The Predecessor's operations prior to the merger on March 7, 2014 were subject to income taxes assessed by federal and various state jurisdictions.
The Partnership accounts for deferred income taxes related to the federal and state jurisdictions using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases. Deferred tax assets are also recognized for the future tax benefits attributable to the expected utilization of existing tax net operating loss carryforwards and other types of carryforwards. If the future utilization of some portion of carryforwards is determined to be unlikely, a valuation allowance is provided to reduce the recorded tax benefits from such assets. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences and carryforwards are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
(g) Natural Gas, Natural Gas Liquids, Crude Oil and Condensate Inventory
The Partnership's inventories of products consist of natural gas, NGLs, crude oil and condensate. The Partnership reports these assets at the lower of cost or market value which is determined by using the first-in, first-out method.
(h) Property, Plant, and Equipment
Property, plant and equipment are stated at historical cost less accumulated depreciation. Assets acquired in a business combination are recorded at fair value, including the Partnership's assets acquired by the Predecessor in the business combination. Repairs and maintenance are charged against income when incurred. Renewals and betterments, which extend the useful life of the properties, are capitalized. Subsequent to the business combination, interest costs for material projects are capitalized to property, plant and equipment during the period the assets are undergoing preparation for intended use.
The components of property, plant and equipment are as follows (in millions):

	December 31,
	2014	2013
Transmission assets	$1,100.1	$95.9
Gathering systems	2,391.9	1,617.8
Gas processing plants	2,356.1	1,223.7
Other property and equipment	379.5	0.5
Construction in process	241.5	—
Property, plant and equipment	6,469.1	2,937.9
Accumulated depreciation and amortization	(1,426.3)	(1,169.8)
Property, plant and equipment, net	$5,042.8	$1,768.1

Change in Depreciation Method. Historically, Midstream Holdings depreciated certain property, plant, and equipment using the units-of-production method. As a result of the business combination, the Partnership is operated as an independent midstream company and thus no longer has access to Devon’s proprietary reserve and production data historically used to compute depreciation under the units-of-production method. Additionally, the existing contracts with Devon were revised to a fee-based arrangement with minimum volume commitments. Effective March 7, 2014, the Partnership changed its method of computing depreciation for these assets to the straight-line method, consistent with the depreciation method applied to the Partnership’s acquired assets. In accordance with FASB ASC 250, the Partnership determined that the change in depreciation method is a change in accounting estimate effected by a change in accounting principle, and accordingly, the straight-line method will be applied on a prospective basis. This change is considered preferable because the straight-line method will more accurately reflect the pattern of usage and the expected benefits of such assets. The effect of this change in estimate resulted in a decrease in depreciation expense for the year ended December 31, 2014 by approximately $29.4 million and $0.12 per unit.
Depreciation is calculated using the straight-line method based on the estimated useful life of each asset, as follows:

Useful Lives
Transmission assets	20 - 25 years
Gathering systems	20 - 25 years
Gas processing plants	20 - 25 years
Other property and equipment	3 - 15 years

Depreciation expense of $247.8 million, $187.0 million and $145.4 million was recorded for the years ended December 31, 2014, 2013 and 2012, respectively.
Gain or Loss on Disposition. Upon the disposition or retirement of property, plant and equipment related to continuing operations, any gain or loss is recognized in operating income in the statement of operations. When a disposition or retirement occurs which qualifies as discontinued operations, any gain or loss is recognized as income or loss from discontinued operations in the statement of operations.
Impairment Review. We evaluate our property, plant and equipment for potential impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. The carrying amount of a long-lived asset is not recoverable when it exceeds the undiscounted sum of the future cash flows expected to result from the use and eventual disposition of the asset. Estimates of expected future cash flows represent management’s best estimate based on reasonable and supportable assumptions. When the carrying amount of a long-lived asset is not recoverable, an impairment loss is recognized equal to the excess of the asset’s carrying value over its fair value. The fair values of long-lived assets are generally determined from estimated discounted future net cash flows. Our estimate of cash flows is based on assumptions which include (1) the amount of fee based services, the purchase and resale margins and the volume of natural gas, NGL, condensate and crude oil available to the asset, (2) markets available to the asset, (3) operating expenses, and (4) future natural gas, crude oil, condensate and NGL product prices. The volume of available natural gas, condensate, NGLs and crude oil to an asset is sometimes based on assumptions regarding future drilling activity, which may be dependent in part on natural gas, NGL, condensate and crude oil prices. Projections of volumes and future commodity prices are inherently subjective and contingent upon a number of variable factors. Any significant variance in any of the above assumptions or factors could materially affect our cash flows, which could require us to record an impairment of an asset. During 2012, the Predecessor recognized $16.4 million of asset impairment related to its continuing operations. The impairment resulted from the impact of lower natural gas and NGL prices on the Predecessor’s Northridge system and is included in the Oklahoma segment.
(i) Equity Method of Accounting
The Partnership accounts for investments where it does not control the investment but has the ability to exercise significant influence using the equity method of accounting. Under this method, equity investments are initially carried at the acquisition cost, increased by the Partnership’s proportionate share of the investee’s net income and by contributions made, and decreased by the Predecessor’s proportionate share of the investee’s net losses and by distributions received.
The Partnership evaluates its equity investments for potential impairment whenever events or changes in circumstances indicate that the carrying amount of the investments may not be recoverable.
(j) Goodwill
Goodwill is the cost of an acquisition less the fair value of the net identifiable assets of the acquired business. The Partnership evaluates goodwill for impairment annually as of October 31st, and whenever events or changes in circumstances indicate it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The Partnership first assesses qualitative factors to evaluate whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as the basis for determining whether it is necessary to perform the two-step goodwill impairment test. The Partnership may elect to perform the two-step goodwill impairment test without completing a qualitative assessment. If a two-step goodwill impairment test is elected or required, the first step involves comparing the fair value of the reporting unit with its carrying amount. If the carrying amount of a reporting unit exceeds its fair value, the second step of the process involves comparing the implied fair value to the goodwill for that reporting unit. If the carrying value of the goodwill of a reporting unit exceeds the implied fair value of that goodwill, the excess of the carrying value over the implied fair value is recognized as an impairment loss. The Partnership or Predecessor performed annual impairment tests of goodwill as of the fourth quarters of 2014, 2013 and 2012. Based on these assessments, no impairment of goodwill was required.
The table below provides a summary of the Partnership’s goodwill, by assigned reporting unit.

	December 31, 2014	December 31, 2013
	(in millions)
Texas	$1,168.2	$325.4
Louisiana	786.8	—
Oklahoma	190.3	76.3
Ohio River Valley	112.5	—
Total	$2,257.8	$401.7

The increase to the Partnership's goodwill in 2014 of $1.9 billion represents the goodwill recognized on the business combination with Midstream Holdings described in Note 3.
(k) Intangible Assets
Intangible assets associated with customer relationships are amortized on a straight-line basis over the expected period of benefits of the customer relationships, which range from ten to twenty years.
The following table represents the Partnership's total purchased intangible assets at years ended December 31, 2014 (in millions):

	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Customer relationships	$569.5	$(36.5)	$533.0

The weighted average amortization period for intangible assets is 13.7 years. Amortization expense for intangibles was approximately $36.5 million for the year ended December 31, 2014.
The following table summarizes the Partnership's estimated aggregate amortization expense for the next five years (in millions):

2015	$44.5
2016	44.5
2017	44.5
2018	44.5
2019	43.6
Thereafter	311.4
Total	$533.0

(l) Asset Retirement Obligations
The Partnership recognizes liabilities for retirement obligations associated with its pipelines and processing and fractionation facilities. Such liabilities are recognized when there is a legal obligation associated with the retirement of the assets and the amount can be reasonably estimated. The initial measurement of an asset retirement obligation is recorded as a liability at its fair value, with an offsetting asset retirement cost recorded as an increase to the associated property, plant and equipment. If the fair value of a recorded asset retirement obligation changes, a revision is recorded to both the asset retirement obligation and the asset retirement cost. The Partnership’s retirement obligations include estimated environmental remediation costs which arise from normal operations and are associated with the retirement of the long-lived assets. The asset retirement cost is depreciated using the straight line depreciation method similar to that used for the associated property, plant and equipment. The Partnership provided an asset retirement obligation of $20.6 million and $7.7 million as of December 31, 2014 and 2013, respectively. $8.2 million of the provided asset retirement obligation as of December 31, 2014 is reflected in Other Current Liabilities.
(m) Other Long-Term Liabilities
Included in other current and long-term liabilities is an $80.7 million total liability related to an onerous performance obligation assumed in the business combination. The Partnership has one delivery contract which requires it to deliver a specified volume of gas each month at an indexed base price with a term to 2019. The Partnership realizes a loss on the delivery of gas under this contract each month based on current prices. The fair value of this onerous performance obligation was recorded as a result of the March 7, 2014 business combination and was based on forecasted discounted cash obligations in excess of market under this gas delivery contract. The liability is reduced each month as delivery is made over the remaining life of the contract with an offsetting reduction in purchase gas costs.
(n) Derivatives
The Partnership uses derivative instruments to hedge against changes in cash flows related to product price only. We generally determine the fair value of swap contracts based on the difference between the derivative's fixed contract price and the underlying market price at the determination date. The asset or liability related to the derivative instruments is recorded on the balance sheet as fair value of derivative assets or liabilities in accordance with FASB ASC 815. Changes in fair value of derivative instruments are recorded in gain (loss) on derivative activity in the period of change.
Realized gains and losses on commodity related derivatives are recorded as gain or loss on derivative activity within revenues in the consolidated statement of operations in the period incurred. Settlements of derivatives are included in cash flows from operating activities.
(o) Concentrations of Credit Risk
Financial instruments, which potentially subject the Partnership to concentrations of credit risk, consist primarily of trade accounts receivable and commodity financial instruments. Management believes the risk is limited, other than the Partnership's exposure to Devon discussed below, since the Partnership's customers represent a broad and diverse group of energy marketers and end users. In addition, the Partnership continually monitors and reviews credit exposure of its marketing counter-parties and letters of credit or other appropriate security are obtained when considered necessary to limit the risk of loss. The Partnership records reserves for uncollectible accounts on a specific identification basis since there is not a large volume of late paying customers. The Partnership had no reserve for uncollectible receivables as of December 31, 2014 and 2013.
During the year ended December 31, 2014, the Partnership had only one customer other than the affiliate transactions that individually represented greater than 10.0% of its consolidated midstream revenues. The customer is located in the Louisiana segment and represented 11.0% of the consolidated revenues for year ended December 31, 2014. The affiliate transactions with Devon represented 30.6%, 92.2% and 91.9% of the consolidated midstream revenues for the years ended December 31, 2014, 2013 and 2012, respectively. As the Partnership continues to grow and expand, the relationship between individual customer sales and consolidated total sales is expected to continue to change. Devon and our Louisiana customer represent a significant percentage of revenues and the loss of either as a customer would have a material adverse impact on the Partnership's results of operations because the gross operating margin received from transactions with these customers are material to the Partnership.
(p) Environmental Costs
Environmental expenditures are expensed or capitalized depending on the nature of the expenditures and the future economic benefit. Expenditures that relate to an existing condition caused by past operations that do not contribute to current or future revenue generation are expensed. Liabilities for these expenditures are recorded on an undiscounted basis (or a discounted basis when the obligation can be settled at fixed and determinable amounts) when environmental assessments or clean-ups are probable and the costs can be reasonably estimated. For the year ended December 31, 2014, 2013 and 2012 such expenditures were not material.
(q) Unit-Based Awards
Prior to the business combination, Devon granted certain share-based awards to members of its board of directors and selected employees. The Predecessor did not grant share-based awards because it previously participated in Devon’s share-based award plans since the Predecessor comprised Devon's U.S. midstream assets. The awards granted under Devon’s plans were measured at fair value on the date of grant and were recognized as expense over the applicable requisite service periods.
The Partnership recognizes compensation cost related to all unit-based awards in its consolidated financial statements in accordance with FASB ASC 718. The Partnership and ENLC each have similar unit-based payment plans for employees. Unit-based compensation associated with ENLC's unit-based compensation plans awarded to directors, officers and employees of the General Partner of the Partnership are recorded by the Partnership since ENLC has no substantial or managed operating activities other than its interests in the Partnership and Midstream Holdings.
(r) Commitments and Contingencies
Liabilities for loss contingencies arising from claims, assessments, litigation or other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated.
(s) Discontinued Operations
The Partnership classifies as discontinued operations its assets that have clearly distinguishable cash flows and are in the process of being sold or have been sold. The Partnership also includes as discontinued operations Predecessor assets that were not contributed in the business combination.
(t) Recent Accounting Pronouncements
In April 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-08, Presentation of Financial Statements and Property, Plant and Equipment, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity. The amendment, required to be applied prospectively for reporting periods beginning after December 15, 2014, limits discontinued operations reporting to disposals of components of an entity that represent strategic shifts that have, or will have, a major effect on operations and financial results. The amendment requires expanded disclosures for discontinued operations and also requires additional disclosures regarding disposals of individually significant components that do not qualify as discontinued operations. Early adoption is permitted, but only for disposals (or classifications as held for sale) that have not been reported in financial statements previously issued or available for issuance. This amendment has no impact on our current disclosures, but will in the future if we dispose of any individually significant components.
In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”). ASU 2014-09 will replace existing revenue recognition requirements in US GAAP and will require entities to recognize revenue at an amount that reflects the consideration to which the Partnership expects to be entitled in exchange for transferring goods or services to a customer. The new standard also requires significantly expanded disclosures regarding the qualitative and quantitative information of an entity's nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period and is to be applied retrospectively, with early application not permitted. We are currently evaluating the impact the pronouncement will have on our consolidated financial statements and related disclosures. Subject to this evaluation, we have reviewed all recently issued accounting pronouncements that became effective during the year ended December 31, 2014, and have determined that none would have a material impact on our Consolidated Financial Statements.
(u) Other Assets
Costs incurred in connection with the issuance of long-term debt are deferred and recorded as interest expense over the term of the related debt. Gains or losses on debt repurchases, redemptions and debt extinguishments include any associated unamortized debt issue costs. Unamortized debt issuance costs totaling $16.6 million as of December 31, 2014 are included in other assets, net. Debt issuance costs are amortized into interest expense using the straight-line method over the term of the debt.
(v) Legal Costs Expected to be Incurred in Connection with a Loss Contingency
Legal costs incurred in connection with a loss contingency are expensed as incurred.